Exhibit 10.11

SEVENTH AMENDMENT TO

AGREEMENT FOR SALE AND PURCHASE OF PROPERTY

This Seventh Amendment to Agreement for Sale and Purchase of Property (the “Amendment”) is made and entered into effective as of the 4th day of October, 2010, by and between DAKOTA HILL PROPERTIES, A TEXAS LIMITED PARTNERSHIP (“Seller”), and KBS LEGACY PARTNERS DAKOTA HILL LLC, a Delaware limited liability company (“Buyer”).

A.        KBS Realty Advisors, LLC (“KBS Realty”) and Seller entered into that certain Agreement for Sale and Purchase of Property dated as of the 31st day of March, 2010, that certain First Amendment to Agreement for Sale and Purchase of Property dated as of May 25, 2010, that certain Second Amendment to Agreement for Sale and Purchase of Property dated as of June 10, 2010, that certain Third Amendment to Agreement for Sale and Purchase of Property dated as of July 2, 2010, that certain Fourth Amendment to Agreement for Sale and Purchase of Property dated as of July 12, 2010, that certain Fifth Amendment to Agreement for Sale and Purchase of Property dated as of July 15, 2010, and that certain Sixth Amendment to Agreement for Sale and Purchase of Property dated as of August 3, 2010 (collectively, the “Agreement”). KBS Realty assigned its rights, benefits, liabilities and obligations arising under the Agreement to KBS Capital Advisors LLC (“KBS Capital”) and KBS Capital subsequently assigned such rights, benefits, liabilities and obligations to Buyer. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Agreement. Subject to the terms set forth in the Agreement, Buyer has agreed to purchase the Property from Seller.

B.        Buyer and Seller desire to and hereby amend the Agreement on all of the terms, provisions and conditions contained herein.

In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.        Closing Deadline. The first sentence of Section 10.1 of the Agreement is hereby deleted and replaced with the following:

“Provided that all of the conditions set forth in this Agreement are theretofore fully satisfied or performed, the Closing shall be held on a mutually acceptable date (the “Closing” or “Closing Date”) that is the earlier of (a) 10 business days after receipt of the Lender’s Consent or (b) October 12, 2010 (the “Closing Deadline”).”

2.        General Provisions. This Amendment is integrated into and made a part of the Agreement. Except as specifically otherwise specifically provided herein, all other terms and conditions of the Agreement, as hereby amended, are ratified and confirmed and shall remain unchanged and in full force and effect. In the event of any conflict between this Amendment and the Agreement, the terms and conditions of this Amendment shall govern and control. Seller and Buyer have obtained any and all necessary consents and/or approvals prior to executing this Amendment. This Amendment may be executed in multiple counterparts, which when taken together shall constitute one and the same instrument. Executed counterparts of this Amendment transmitted by facsimile or email shall bind the party so signing with the same effect as though the signature were an original signature.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

Seller:

DAKOTA HILL PROPERTIES, A TEXAS LIMITED PARTNERSHIP

By: DAKOTA IRET, Inc., a Texas corporation, its general partner

By:	/s/ Thomas A. Wentz, Jr.

Print Name: Thomas A. Wentz, Jr.

Print Title: Vice President

By:	/s/ Michael A. Bosch

Print Name: Michael A. Bosch

Print Title: Secretary

Buyer:

KBS LEGACY PARTNERS DAKOTA HILL LLC,

a Delaware limited liability company

By:	KBS LEGACY PARTNERS PROPERTIES LLC,

a Delaware limited liability company,

its sole member

By:	KBS LEGACY PARTNERS LIMITED PARTNERSHIP,

a Delaware limited partnership,

its sole member

By:	KBS LEGACY PARTNERS APARTMENT REIT, INC.,

a Maryland corporation,

its sole general partner

By:	/s/ Guy K. Hayes

Guy K. Hays, Executive Vice President

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